UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2012
Date of report (Date of earliest event reported)

SEI Investments Company
(Exact name of registrant as specified in its charter)

Pennsylvania 0-10200 23-1707341
(State or other jurisdiction (Commission      (I.R.S. Employer
of incorporation) File No.)     Identification No.)

1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)

(610) 676-1000
(Registrants' telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
The information set forth under item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 1, 2012, SEI Investments Company (“the Company”) entered into a Term B Guaranty and Collateral Agreement (the “Guaranty Agreement”) with LSV Employee Group III, LLC, a Delaware limited liability company (“LSV Employee Group III”), The PrivateBank and Trust Company as administrative agent (the “Agent”), and certain other lenders party thereto. The Company entered into the Guaranty Agreement in order to facilitate the acquisition of certain partnership interests of LSV Asset Management, a Delaware partnership (“LSV”) by LSV Employee Group III.

A group of existing employees of LSV has agreed to purchase a portion of the partnership interest of three existing LSV employees for $77,700,000, of which $69,930,000 will be financed through two syndicated term loan facilities contained in a credit agreement (the “Credit Agreement”) with the Agent. The group of existing LSV employees will make up the new limited liability company LSV Employee Group III. The Company has agreed to provide an unsecured guaranty for $45,000,000 of the obligations of LSV Employee Group III to the lenders through the Guaranty Agreement. LSV agreed to provide an unsecured guaranty for $24,930,000 of the obligations of LSV Employee Group III to the lenders through a separate agreement. The loan facility guaranteed by LSV has a three year term and will be repaid from the quarterly distributions of LSV.

With regard to the loan facility guaranteed by the Company, the lenders will have the right to seek payment from the Company in the event of a default by LSV Employee Group III. The loan facility has a five year term and will be repaid from the quarterly distributions of LSV. No principal payments will be made by LSV Employee Group III on the loan facility until the separate loan facility guaranteed by LSV is fully repaid. The Company's direct interest in LSV is unchanged as a result of this transaction.

The foregoing description of the Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.25 to this Current Report on Form 8-K and is incorporated herein by reference. You are urged to read such agreement in its entirety for a more complete description of the terms and conditions of such agreement.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.25	Guaranty and Collateral Agreement dated as of October 1, 2012 among SEI Investments Company, LSV Employee Group III, LLC, and The PrivateBank and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	October 2, 2012	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.25	Guaranty and Collateral Agreement dated as of October 1, 2012 among SEI Investments Company, LSV Employee Group III, LLC, and The PrivateBank and Trust Company.